Income Taxes - Schedule of Significant components of the Company's deferred tax assets and liabilities (Detail) - ColdQuanta, Inc. dba Infleqtion [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Jan. 31, 2024
Deferred tax assets:
Net operating loss carryforwards	$ 26,732		$ 21,930
Capitalized §174 R&D expense	17,031		13,983
Stock-based compensation expense	1,011		$ 817
Research and development credits	391	$ 391
Operating lease ROU liability	471	182
Plant, Property, & Equipment	315	104
Other	223	259
Total deferred tax assets	46,174	37,666
Valuation allowance	(45,713)	(37,646)
Total deferred tax assets net of valuation allowance	461	20
Deferred tax liabilities:
Operating lease ROU asset	(417)	0
Other	(14)	(20)
Unrealized Gain—OCI	(30)	0
Total deferred tax liabilities	(461)	(20)
Net deferred tax assets	$ 0	$ 0